UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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FOREST LABORATORIES, INC.
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Building the Future A Focus on Our Products & Therapeutic Categories Forest Laboratories, Inc.

Francis I. Perier, Jr. Executive Vice President, Finance & Administration and Chief Financial Officer Forest Laboratories, Inc.

Safe Harbor

Except for the historical information contained herein, this release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, and the risk factors listed from time to time in Forest Laboratories’ Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and any subsequent SEC filings. Forest assumes no obligation to update forward-looking statements contained in this rerelease to reflect new information or future events or developments.

Building the Future A Focus on Our Products & Therapeutic Categories Forest Laboratories, Inc.

Howard Solomon Chairman and Chief Executive Officer Forest Laboratories, Inc.

Building the Future A Focus on Our Products & Therapeutic Categories Forest Laboratories, Inc.

Marco Taglietti, MD President and Chief Medical Officer, Forest Research Institute, Inc. Senior Vice President, Research & Development, Forest Laboratories, Inc.

Sustainable Growth Beyond 2012 Forest Laboratories, Inc.

Creating Sustainable Growth Beyond 2012

Our “Late Eight” strategy to replace Lexapro sales

nebivolol Launch, Bystolic®

milnacipran Launch, Savella®

ceftaroline Launch, Teflaro®

roflumilast Launch, Daliresp®

aclidinium Under Review

linaclotide Under Review

levomilnacipran NDA in 2012

Cariprazine NDA in 2012

All are on the market or on their way to the market!

Creating Sustainable Growth Beyond 2012

The "Next Nine" Viibryd™ strategy to replace Lexapro sales

nebivolol	Launch, Bystolic®
milnacipran	Launch, Savella®
ceftaroline	Launch, Teflaro®
roflumilast	Launch, Daliresp®
aclidinium	Under Review
linaclotide	Under Review
levomilnacipran	NDA in 2012
cariprazine	NDA in 2012

All are on the market or on their way to the market!

Strategy and Execution

Product Selection

• Science-based and market-relevance

• Thoughtful and thorough due-diligence

Product Development

• Well defined target profile and product positioning

• Efficient R&D Drug development to meet target profile

Post-Marketing Support

• Maximize value through science

• Product profiling studies and life cycle

R&D Facts and Figures

• Over 1,500 people working in R&D

- 1,100+ employees and 400+ contractors

- 250+ MD/PhD/PharmDs

• $850MM operating budget in FY2013

• Currently, 18 Products in R&D:

- 4 in Phase I/II (8 Trials)

- 8 in Phase III (14 Trials)

- 6 in Phase IV (8 Trials, 7 Pediatric Trials)

• Managing 11 partnerships

R&D Facts and Figures

• Global R&D Organization

- 22,000+ patients, in 2,100+ sites, in 49 trials, in 21 countries in FY2012

• In the last five years:

- 7 NDA/sNDA filed in 9 indications, with 6 different FDA divisions

- 6 approvals... soon to be 8

R&D Facts and Figures

• Support activities in FY2012

- Toxicology – 48 Studies

- Pharmacology – 40 Studies

- Clinical Pharmacology – 43 Studies

- Health Economics – 49 Studies

- Publications – 715 Publications

Cardiovascular
Bystolic
nebivolol/ valsartan
azimilide
TTP-399
CNS
Viibryd
Namenda
Namenda XR
cariprazine
levomilnacipran
Pain
Savella
GRT-6005
GI
linaclotide
Respiratory
Daliresp
aclidinium
aclidinium/ formoterol
Anti-Infectives
Teflaro
ceftaroline/ avibactam
ceftazidime/ avibactam
BC3781

Cardiovascular/Metabolic

• Maximize value of current products

Bystolic

Phase IV Support

• 11 Phase IV Studies

• +3,700 patients

• Over 600 sites

Life Cycle

• FDC nebivolol/valsartan

• Phase III ongoing

• Filing in FY2014

• Expand pipeline

- Azimilide (Antiarrhythmic in patients with ICD – Phase III)

- TTP-399 (Glucokinase inhibitor in diabetes – Phase II)

Submission Plan

	FY2010	FY2011	FY2012	FY2013	FY2014	FY2015	FY2016	FY2017
	CY2009	CY2010	CY2011	CY2012	CY2013	CY2014	CY2015	CY2016
aclidinium			NDA					
aclidinium/formoterol					NDA			
azimilide							NDA	
cariprazine				NDA				sNDA
ceftaroline	NDA	Teflaro						
ceftaroline/avibactam							NDA	
ceftazidime/avibactam						NDA		
GRT6005								NDA
levomilnacipran				NDA				
linaclotide			NDA	Canada				
milnacipran	Savella							
nebivolol	Bystolic			Canada				
nebivolol/valsartan					NDA			
roflumilast	NDA		Daliresp			sNDA		
vilazodone	NDA	Viibryd		Canada

Forest R&D Summary

• Outstanding track record in product selection, drug development and life-cycle management

- A global R&D organization led by an experienced management team

• Supporting the Present...

- Extensive life-cycle and Phase IV programs to support currently marketed products

• ...while Building the Future

- Effective and efficient product development

- Expanding pipeline within and outside the current therapy areas

Sustainable Growth Beyond 2012 Forest Laboratories, Inc.

Building the Future A Focus on Our Products & Therapeutic Categories Forest Laboratories, Inc.

Gavin Corcoran, MD

Executive Vice President

Research & Development,

Early and Clinical Development

Forest Research Institute, Inc.

Cardiovascular	CNS	Pain	GI	Respiratory	Anti-Infectives
Bystolic	Viibryd	Savella	linaclotide	Daliresp	Teflaro
nebivolol/ valsartan	Namenda	GRT-6005		aclidinium	ceftaroline/ avibactam
azimilide	Namenda XR			aclidinium/ formoterol	ceftazidime/ avibactam
TTP-399	cariprazine				BC3781
	levomilnacipran

Mood Disorders Psychosis

Anxiety Depression Severe Depression Bipolar Depression Mania Schizophrenia

Serotonin 5HT Norepinephrine Dopamine

(SSRI & 5HT1a) Levomilnacipran (SNRI) Cariprazine (D2/D3 partial agonist)

ViibrydTM (vilazadone)

• SSRI with 5HT1a partial agonism

• Indicated for MDD

• Ongoing program to further define the utility of this drug for patients

- Low dose

- Relapse prevention

- Pediatrics

- General Anxiety Disorder

Levomilnacipran Pharmacology

• A new SNRI for the treatment of MDD

- Greater selectivity for the NE transporter

- More balanced increase in 5HT and NE in the brain

• Relief of symptoms of depression

• Potential for a positive effect on patient functionality

Levomilnacipran

Effect on Symptoms and Function

• Three pivotal trials examining doses from 40-120mg/day

- MADRS change from baseline

- SDS change from baseline

• Significant effect on both scores

MD-01

MADRS LSMD (Placebo-Adjusted)

0

-1

-2

-4

-5

-6

-7

* ** ***

*P<0.05, **P<0.01, ***P<0.001 versus placebo

40mg 80mg 120mg

Levomilnacipran

Effect on Symptoms and Function

• Three pivotal trials examining doses from 40-120mg/day

- MADRS change from baseline

- SDS change from baseline

• Significant effect on both scores

• Dose response in study with all 3 doses (MD-01)

• Lower rate of common adverse effects than most other SNRI

• Slight, non dose-dependent increase in HR/BP

Figure 3. Sheehan Disability Scale: Least Squares Mean Change From Baseline to Week 8 (ITT Population, MMRM)

A. Total Score B. Work Item Social Life Item Family Life Item

0 -1 -2 -3 -4 -5 -6 -7 -8 -9 -10

0 -1 -2 -3 -4 -5

LS Mean Change From Baseline

Placebo

Levomilnacipran SD, 40 mg/day

Levomilnacipran SD, 80 mg/day

Levomilnacipran SD, 120 mg/day

*P<05 and **P<01 vs placebo

Cariprazine Pharmacology

• Dopamine receptor partial agonist

- D3 preferring, but partial agonist of D2 and D3 receptors

- Less effect on histamine, adrenergic and 5HT2c

• Suitable for the treatment of a range of conditions

• Initial development for 2 indications

- Schizophrenia and acute mania

• 3 positive trials in each indication

- Dose range from 1.5-12mg

Significant Effect in Schizophrenia

Comparative Results for Schizophrenia (PANSS)

Mean change from baseline

RGH-MD-16 RGH-MD-04 RGH-MD-05

0 -5 Placebo -10 CAR 1.5 -15 CAR 3 -20 CAR 4.5 RIS 4

0 -5 Placebo -10 -15 CAR 3 -20 ARI 10 CAR 6 -25 -30

0 -5 Placebo -10 -15 CAR 3-6 CAR 6-9 -25 -30

0 1 2 3 4 5 6 0 1 2 3 4 5 6 0 1 2 3 4 5 6

Improvement in all active arms at week 6 were highly significant compared to placebo

Significant Effect in Acute Mania

Comparative Results for Mania (YMRS)

Mean change from baseline

RGH-MD-31 RGH-MD-32 RGH-MD-33

0 -5 Placebo -10 CAR 3-12 -15 -20

0 -5 -10 Placebo -15 CAR 3-12

0 -5 Placebo -10 CAR 6-12 CAR 3-6 -20

0 3 6 9 12 15 18 21 0 3 6 9 12 15 18 21 0 3 6 9 12 15 18 21

Improvement in all active arms at week 3 were highly significant compared to placebo

Favorable Adverse Event Profile

• Most common adverse effects

- Insomnia, headache, constipation

• Low potential for

- Clinically relevant weight gain, somnolence and EPS/EPD

• Few changes on metabolic parameters

- Liver enzymes, blood lipids, prolactin, CPK

• Akathisia

- Up to 14% in schizophrenia and 20% in acute mania

- Most cases were mild to moderate

- <2% of patients withdrew from studies for akathisia

Focus on Pain

• Savella

- Indicated for the treatment of fibromyalgia

• GRT6005

- Novel opioid for chronic pain

- Potent activity through the mu and OLR-1 receptors

- Currently in Phase II

• Osteoarthritis, neuropathic pain, low back pain

• Cancer pain (ex-US)

Linaclotide

• Ongoing unmet need

- IBS-C

- Chronic constipation

• Conditions characterized by

- Bowel symptoms

• Constipation

- Abdominal symptoms

• Bloating, discomfort

linaclotide

Lumen

Cl

HCO3

Na

H2O

GC-C

CFTR

P

GTP

cGMP

PKGII

Serosa

Afferent

pain fibers

Linaclotide Pivotal Data

• Phase III

- 2 large studies in CC and 2 in IBS-c

- 2 long term studies

• Endpoints focused on demonstrating effect on bowel and abdominal symptoms

- Significant effect on all primary and secondary parameters

- Relief noted within a week of therapy

Randomized Withdrawal

CC Patients

Stool Frequency (CSBM)

CSBMs 0 1 2 3

Treatment Period

RW Period

BL 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16

Trial Week

Treatment Period

290 µg

Placebo

IBS-C Patients

Stool Frequency (CSBM)

Treatment Period

RW Period

CSBMs 0 1 2 3

BL 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16

Trial Week

Treatment Period

290 µg

Placebo

Linaclotide Phase III IBS-C Trial

Weekly Change in Abdominal Symptoms

Treatment Groups

266 µg

Placebo

Discomfort

% Change

0 -10 -20 -30 -40 -50 -60

BL 2 4 6 8 10 12 14 16 18 20 22 24 26

Trial Week

Bloating

% Change

0 -10 -20 -30 -40 -50 -60

BL 2 4 6 8 10 12 14 16 18 20 22 24 26

Trial Week

Fullness

% Change

0 -10 -20 -30 -40 -50 -60

BL 2 4 6 8 10 12 14 16 18 20 22 24 26

Trial Week

Cramping

% Change

0 -10 -20 -30 -40 -50 -60

BL 2 4 6 8 10 12 14 16 18 20 22 24 26

Trial Week

p <0.01 for each of the 26 Weeks in the Treatment Period. Patients with main baseline score ≥ 3 for each respective parameter.

Cardiovascular	CNS	Pain	GI	Respiratory	Anti-Infectives
Bystolic	Viibryd	Savella	linaclotide	Daliresp	Teflaro
nebivolol/ valsartan	Namenda	GRT-6005		aclidinium	ceftaroline/ avibactam
azimilide	Namenda XR			aclidinium/ formoterol	ceftazidime/ avibactam
TTP-399	cariprazine				BC3781
	levomilnacipran				

- Robust pipeline of important medicines in these 3 therapeutic areas

Cardiovascular	CNS	Pain	GI	Respiratory	Anti-Infectives
Bystolic	Viibryd	Savella	linaclotide	Daliresp	Teflaro
nebivolol/ valsartan	Namenda	GRT-6005		aclidinium	ceftaroline/ avibactam
azimilide	Namenda XR			aclidinium/ formoterol	ceftazidime/ avibactam
TTP-399	cariprazine				BC3781
	levomilnacipran				

- Scientific programs that develop useful data for patients and physicians beyond required registration studies

Cardiovascular	CNS	Pain	GI	Respiratory	Anti-Infectives
Bystolic	Viibryd	Savella	linaclotide	Daliresp	Teflaro
nebivolol/ valsartan	Namenda	GRT-6005		aclidinium	ceftaroline/ avibactam
azimilide	Namenda XR			aclidinium/ formoterol	ceftazidime/ avibactam
TTP-399	cariprazine				BC3781
	levomilnacipran				

- Our therapeutic focus of complimentary medicines demonstrates our commitment to change the lives of patients with significant diseases

Building the Future

A Focus on Our Products & Therapeutic Categories

Forest Laboratories, Inc.

Harry J. Sacks, MD, FAAP

Executive Director,

Clinical Development – Respiratory Forest Research Institute, Inc.

Cardiovascular	CNS	Pain	GI	Respiratory	Anti-Infectives
Bystolic	Viibryd	Savella	linaclotide	Daliresp	Teflaro
nebivolol/ valsartan	Namenda	GRT-6005		aclidinium	ceftaroline/ avibactam
azimilide	Namenda XR			aclidinium/ formoterol	ceftazidime/ avibactam
TTP-399	cariprazine				BC3781
	levomilnacipran

Improve lives of

PATIENTS WITH RESPIRATORY DISEASES

Forest Laboratories, Inc.

Respiratory Overview

Goal: Improve lives of patients with respiratory diseases

• Robust COPD development programs underway

• Product differentiation studies for all products

• Investigate products in other respiratory conditions such as asthma

• Seek out and invest in new treatments

Managing the Spectrum of COPD

Forest Laboratories, Inc.

Managing the Spectrum of COPD

• Affects as many as 24 million Americans1

• Third leading cause of death in US2

• Breathlessness is leading symptom

aclidinium / formoterol

aclidinium Daliresp

MILD MODERATE SEVERE VERY SEVERE

Source: 1 COPD Foundation Website: http://www.copdfoundation.org/COPDYOU/AboutCOPD.aspx, accessed June 18, 2012

2Centers for Disease Control (CDC) and Prevention’s National Center for Health Statistics (NCHS), Deaths: Preliminary Data for 2008. http://www.cdc.gov/nchs/data/nvsr/nvsr59/nvsr59_02.pdf. Accessed 6/18/2012.

Aclidinium Bromide: A Novel Anticholinergic Bronchodilator

Efficacy

Improved lung function 24 hour control Symptom relief

Safety

Well tolerated Low drug interaction

Successful FDA AdCom

Inhaler

Simple to use Patient friendly

COPD

TREATMENT OPTIONS

Forest Laboratories, Inc.

Aclidinium Bromide: A Novel Anticholinergic Bronchodilator

400

350 300 250 200

150 100

50

0

-50

-100

0

Evening administration

Aclidinium 400 ug * BID (N=29)

Tiotropium 18 ug QD (N=28)

Placebo

(N=30)

0 1 2 4 5 6 7 8 10 11 12 13 14 16 17 18 19 20 22 23 24

Time, h

Study LAS-MD-23; presented at Feb. 23, 2012 FDA Advisory Committee

Further Studies

Planned

Forest Laboratories, Inc.

Further Studies Planned

• Relative effect of aclidinium over 24 hours

- Direct comparison to approved product

• Exacerbations

- Confirm aclidinium reduces flare ups

• Exercise Tolerance

- Confirm aclidinium enables patients to better tolerate physical exertion

Aclidinium + Formoterol FDC

Forest Laboratories, Inc.

Aclidinium + Formoterol FDC

• Phase III pivotal studies currently enrolling

• For moderate to severe patients requiring more symptom control than with a single agent

- Step between monotherapy and inhaled steroids

- May delay need for steroids

• Established efficacy in Phase II; well tolerated

• NDA – Early CY 2014

Importance of Reducing COPD Exacerbations

• History of exacerbations predicts higher likelihood of future exacerbations

• Reduction of exacerbations is a key component of COPD management1

• Exacerbations are associated with accelerated deterioration in lung function and increased risk of death

• Daliresp reduces the rate of exacerbations

Reference: 1Global Initiative for Chronic Obstructive Lung Disease (GOLD), Global Strategy for the Diagnosis, Management, and Prevention of Chronic Obstructive Lung Disease, Revised 2011, http://www.goldcopd.org/uploads/users/files/GOLD_Report_2011_Feb21.pdf, Accessed 6/18/2011.

Daliresp (roflumilast, 500 mcg tablets)

Severe and Very Severe COPD

“DALIRESP is indicated as a treatment to reduce the risk of COPD exacerbations in patients with severe COPD associated with chronic bronchitis and a history of exacerbations”

• Approved February 2011

- Once daily oral treatment

- First and only approved phosphodiesterase 4 (PDE-4) inhibitor

- First new drug class in over 25 years for COPD treatment

• Place in treatment: Severe COPD with a history of exacerbations in addition to bronchodilator therapy

Cardiovascular
Bystolic
nebivolol/valsartan
azimilide
TTP-399
CNS
Viibryd
Namenda
Namenda XR
cariprazine
levomilnacipran
Pain
Savella
GRT-6005
GI
linaclotide
Respiratory
Daliresp
aclidinium
aclidinium/formoterol
Anti-Infectives
Teflaro
ceftaroline/avibactam
ceftazidime/avibactam
BC3781

Building the Future

A Focus on Our Products & Therapeutic Categories

Forest Laboratories, Inc.

Paul C. Grint, MD

President, Cerexa, Inc.

Cardiovascular	CNS	Pain	GI	Respiratory	Anti-Infectives
Bystolic	Viibryd	Savella	linaclotide	Daliresp	Teflaro
nebivolol/ valsartan	Namenda	GRT-6005		aclidinium	ceftaroline/ avibactam
azimilide	Namenda XR			aclidinium/ formoterol	ceftazidime/ avibactam
TTP-399	cariprazine				BC3781
	levomilnacipran

Bad Bugs Need Drugs

• Antibiotic resistant infections in the US

- 8 million hospital days

- $20B annual cost Public health threat

• National security threat

• The 10 x '20 Initiative • NewDrugs4BadBugs

- European initiative against antimicrobial resistance

• GAIN Legislation - Generate Antibiotic Incentives Now

Bad Bugs

Need Drugs

10x ‘20

Ten new ANTIBIOTICS by 2020

10

9

8

7

6

5

4

3

2

1 ceftaroline fosamil: Forest Laboratories, Inc.

Approved October 29, 2010

We could potentially deliver an additional 2 to 3 of these 10

Spectrum of Activity

Resistant Gram+

Gram+

Gram–

Resistant Gram–

Teflaro

ceftaroline + avibactam

ceftazidime + avibactam

MRSA

MDRSP

S. pneumoniae

S. aureus

H. influenzae

E. coli

K. pneumoniae

ESBL

producing Gram–

P. aeruginosa

Nabriva BC-3781

Ceftaroline Life Cycle Studies

patch®

pediatric antibiotic therapy

with ceftaroline in the hospital

• Pediatric PK studies including premature newborns

• Comparative studies in children

- Community acquired bacterial pneumonia

- Complicated skin infections

- CABP at risk of MRSA

• Study designs for additional infections being evaluated

AWARE: Assessing Worldwide Antimicrobial Resistance Evaluation

• In Vitro US Surveillance Program

• No trend of reduced susceptibility to ceftaroline for pathogens tested between 2008 and 2011

• Expanding program

- 70 centers in 2011

- 200 centers in 2012

% Susceptible to ceftaroline (FDA Breakpoints)

Pathogen 2008 2009 2010 2011

S. aureus 97.0 98.4 99.2 99.0

S. pneumoniae 98.8 98.5 98.8 99.1

S. pyogenes 100.0 99.1 99.1 99.8

S. agalactiae 100.0 100.0 99.7 99.8

E. coli 90.1 84.9 84.9 83.1

K. pneumoniae 82.7 79.3 86.1 81.3

K. oxytoca 86.2 83.3 85.2 82.4

H. influenzae 100.0 100.0 99.7 99.6

Important Utility of ß-Lactam Antibiotics

• ß-Lactams have been effective life saving antibiotics for five decades

• ß-lactamases are threatening the utility of ß-Lactams

- ß-Lactamase-induced resistance is increasing worldwide

- No treatment available for new extended ß-lactamases

- Carbepenems are now threatened by KPC-producing organisms

Avibactam: Next Generation ß-Lactamase Inhibitor

• Non ß-lactam ß-lactamase inhibitor

- Does not bind to PBPs

- No intrinsic antibacterial activity

• Inhibits a broad spectrum of clinically important ß-lactamases

- Older inhibitors do not offer coverage of important enzymes such as KPC or AmpC

• Does NOT induce AmpC ß-lactamase

• PK profile compatible for combination with IV cephalosporins ceftazidime and ceftaroline

• Potential for combination with additional ß-lactam antibiotics

O

H2N

N

O

N

OSO3Na

Avibactam Combinations

Globally, over a million patients a year suffer from infections known or suspected to be resistant to cephalosporins, and is expected to grow by more than 25% over the next decade

• Ceftazidime Avibactam

- Phase III program to treat serious Gram-negative bacterial infections has been initiated

• Complicated Intra-Abdominal Infections (cIAI)

• Complicated Urinary Tract Infections (cUTI)

• Ceftaroline Avibactam

- Phase II program completing

- Planning Phase III study designs

BC-3781 Nabriva Therapeutics

• Novel class of antibiotics, the pleuromutilins

- Active against a wide range of Gram-positive pathogens as well as certain Gram-negative organisms

• No cross resistance

• Low propensity for inducing resistance itself

• Developed both intravenous and oral forms to treat patients after they are discharged from a hospital

• Positive Phase II study results in 207 patients with ABSSSI

We expect to advance BC-3781 into pivotal Phase III studies in 2013

Summary

• Very significant antibiotic portfolio that covers a wide spectrum of Gram-positive and Gram-negative pathogens

• Urgent medical need for new antibiotic development

• Potential to deliver an additional 2 to 3 antibiotics for the IDSA 10 x ‘20 Initiative

Bad Bugs Need Drugs

10x ‘20

Ten new ANTIBIOTICS by 2020

Building the Future

A Focus on Our Products & Therapeutic Categories

Forest Laboratories, Inc.

David F. Solomon Senior Vice President, Corporate Development & Strategic Planning Forest Laboratories, Inc.

Forest Objective
Forest Laboratories, Inc.

Forest Objective
We will achieve long-term growth by maintaining our simple but powerful strategy
License or acquire new products
Rigorous scientific development
Effective marketing and sales
Vigorous protection of our intellectual property

Forest Objective
We will enhance long-term growth by extending that strategy
Life cycle programs
New therapeutic areas
Earlier stage programs
Larger or more difficult to manufacture molecules
Adjacent business opportunities
Expansion outside the United States

Forest Business Development
Opportunistic		Targeted
Engineered	Unsolicited

Partnering Meetings	Wall Street & Venture Capital	Company Focus	Therapeutic Franchise & Mechanism Focus
Medical Meetings	Companies Looking

Scope of Business
Development Activity
350-450
Screened by Business Development
100-150
Reviewed Internally
15-25
Due Diligence
2-6
Transactions

Partner-Oriented Business Development
25 Product Partnerships And Acquisitions Since 2004

Partner-Oriented Business Development
Marketed / Next 9 Product Partnerships

Forest is a Partner of Choice

Reputation for treating partners fairly and with respect

Large enough to compete with the major pharma companies and small enough to focus on each product

History of success developing and launching in-licensed products

Senior level engagement across the partnership

Quick decision making

Flexible approach to deal structure

No “not invented here” bias

Continued Success of Forest’s Partner-Oriented Strategy Numerous repeat collaborations with our partners Many novel and interesting product opportunities available

Forest is Growing its Global Footprint

Forest will expand where opportunities exist

In 3 years, we have grown from operating in 3 countries to 10 countries

Established in Canada

Expanding in Europe

Interest in emerging markets

Forest Canada

Forest Canada fully established

Canadian rights to most of the “Next Nine” products

NDS for Bystolic under review by Health Canada

Launch projected early CY’13

NDS for Viibryd and linaclotide to be filed later this year, and NDS for levomilnacipran and cariprazine to be filed during CY’13

Forest Europe Tosara and Forest UK (OTC Business) — Sales of ~$80M Key products are Sudacrem and Infacol Sold directly in UK and Ireland, and exported to over 35 countries

Forest Europe

Pharma Business — Sales of ~$50M

Largest product is Colistin

Nebulized antibiotic for prevention of respiratory infections in cystic fibrosis patients

In 2011 acquired rights to Colistin in several Central EU countries

Established affiliates in Germany, Austria, Netherlands, Belgium & Switzerland

Forest Europe

Pharma Business — Sales of ~$50M

Approval for Colobreathe in January 2012

Dry powder inhaler of the same antibiotic

Will establish affiliates in all major EU countries, Scandanavia and high value Eastern EU markets

Launch in Ireland, Germany, Austria, Netherlands & Denmark CY’13; additional markets next year

Forest Will Build Strategically in International Markets

International business must be structured to support long-term, sustainable, profitable growth

Need to be sensitive to regional differences

Business development to be globally deployed and looking for global and regional product rights

International business will become a meaningful contributor to top-line and bottom line

Building Long-Term Growth

Forest has the right strategy, based on licensing and acquiring interesting products

Forest will continue to build our therapeutic franchises and will be opportunistic in looking at new product and novel business opportunities

Forest will expand our strategy globally

The Right Strategy for Today and for the Future

Building the Future A Focus on Our Products & Therapeutic Categories Forest Laboratories, Inc.

Elaine Hochberg
Executive Vice President,
Sales & Marketing
and Chief Commercial Officer
Forest Laboratories, Inc.

A Focus On Our Commercial Philosophy & Therapeutic Areas

Forest Laboratories, Inc.

Forest’s Rich Commercial History

Past 15 Years

• Total revenue from $300MM to $4B

• 14 launches

- 14 products

- 17 indications

Significant Product Launches

Celexa

citalopram HBr

Benicar TABLETS

Lexapro

Bystolic

Namenda

“The Forest Way”

Ability to right-size and deploy commercial effort to create value

Commercial Operations

Forest Laboratories, Inc.

Commercial Operations 2012

ELAINE HOCHBERG

Executive Vice President & Chief Commercial Officer

Global Commercial & U.S. Marketing

Office Based Sales

Managed Markets, Government & Policy

Product Management

Global Commercialization

Marketing Services

Digital Marketing & Marketing Communications

4 Primary Care Sales Forces

2 Speciality Sales Forces

Institutional Sales

Hospital & LTC Sales Force

National / Regional Account Managers

Government Sales & Long Term Care Account Managers Trade Sales

Wholesaler & Retail Chain Account Managers

Global Market Research

Marketing Practices & Production

Contract Sales Organization

Contract Sales Organization

Public Policy & Government Affairs

Global Commercial Assessments

Sales Administration & Sales Training

Forest’s Advantage: Field Force Strength

RANKED 1st on Selling Power magazine’s

“50 Best Companies to Sell For”

in 20111

We Target per Year:

• ~ 250,000 physicians

• ~ 3,000 hospitals and clinics

• ~ 500 senior care pharmacies

Productivity2

1st Forest

2nd AstraZeneca

3rd Pfizer

4th Takeda

5th Novartis

6th GSK

7th Lilly

8th Merck

9th Boehringer I.

10th Abbott

Call Quality3

1st Pfizer

2nd Lilly

3rd Abbott

4th Boehringer I.

5th Novartis

6th Forest

7th Takeda

8th Merck

9th AstraZeneca

10th GSK

12011 survey by Selling Power magazine.

2Productivity measures in terms of calls per sales representation.

Companies were assessed if ranked within the top 10 based on total number of Calls

3Source of Calls: IMS IPS, 12 months ending January 2012;

Source for sales reps: SDI’s Sales Force Structure & Strategies Report 4Q 2011 (includes contract and part-time reps)

Forest rep count used to calculation is internal data and not based on SDI’s report

Call Quality measured as Minutes per Detail (sample drops are excluded)

Companies were assessed if ranked within the top 10 based on total number of Details

Primary Care Forest Laboratories, Inc.

Forest Reps Consistently Reach More Than 80% of Primary Care Physicians*

More Than Twice Per Month

Reach

90%

85%

80%

75%

70%

65%

60%

Reach and Frequency to 98,000 Decile 3–10 PCP’s

Reach Call Frequency

81.2% 82.5% 81.8% 83.7%

2.55 2.55 2.65 2.78

2008 2009 2010 2011

3.2

3.1

2.9

2.8

2.7

2.5

2.4

2.3

2.1

2.0

Monthly Call Frequency

*98,000 (Decile 3–10) Primary Care Physicians Internal Call Data

Forest Position with PCPs is Strong and Growing Stronger

Company Details – Primary Care Physicians

Details (thousands)

5,000

4,000

3,000

2,000

1,000

0

CY2007

CY2008 CY2009

Forest Merck

AstraZeneca Lilly

Novartis Takeda

Abbott Sanofi Aventis

CY2010

Pfizer

GSK

Boehringer

CY2011

Source: IMS IPS, Office-based Details

Commercial Philosophy Forest Laboratories, Inc.

Forest’s Commercial Philosophy

• Primarily Primary Care-Centric (with appropriate specialty overlays)

• Therapeutically Agnostic

• Differentiated Products

• Professionally Driven

• Sensibly Priced

• Diversifying “Geographically”

Primary Care Professionals Generate >65% of TRx’s

% of TRx

Decile 3-10 MDs

Anti-Depressants

(SRI)

Beta Blockers

COPD

Primary Care Professionals

(Includes NPs & PAs)

69%

73%

71%

Specialists

23%

22%

21%

Others

8%

5%

8%

Total

100%

100%

100%

IMS Xponent 12 months, Ending April 2012

Greater Than One-half of Naïve and New to Brand Patients are Treated by Primary care Physicians

Percent of Patients Treated by PCPs

Naïve to Market

New to Brand

100%

80%

60%

40%

20%

0%

68%

64%

56%

54%

60%

60%

62%

61%

HTN

Depression

Alzheimer

COPD

Source: IMS Custom Patient Study, 2012

Forest Competes in Major Primary Care Markets

Ranking of Therapeutic Classes Based on Primary Care TRx Volume

Total Prescriptions (000)

500,000

450,000

400,000

350,000

300,000

250,000

200,000

150,000

100,000

50,000

0

Cardiovascular

Psychotherapeutics

Antihyperlipidemic

Analgesics

Diabetes

Anti-Infectives

Gastrointestinal

Respiratory

Cardiovascular agents include ACEs, ARBs, Beta Blockers, Diuretics; Psychotherapeutics include Antidepressants, Antipsychotics, Anti-Anxiety, Analeptics

Source: IMS National Prescription Audit, Total Prescriptions, 12 months ending March 2012

SUCCESS WITH PRODUCTS Forest Laboratories, Inc.

Bystolic A Case Study
TRx
(Absolute Numbers)
Bystolic
Vyvanse
Prilosec
Dexilant
Januvia
Pradaxa
Symbicort
Janumet
3,000,000
2,250,000
1,500,000
750,000
0
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Quarters
Bystolic
Source: IMS, NPA, May 12
Note: Dexilant was originally marketed as Kapidex

PCP Response to Bystolic Detailing:

Launches Take Two Years

Bystolic TRx per MD

35

30

25

20

15

10

5

0

0 6 12 18 24 30 36 42

Bystolic Calls per MD

Source: Internal Data, 75,970 physicians were analyzed

Rx Data- IMS Xponant

Year 2

Year 1

Strong Growth Performance for in its’ 4th Year with Broad Coverage by Managed Care

% Unrestricted T2/T3 Access

Bystolic TRx

100%

80%

60%

40%

20%

0%

73%

82%

83%

84%

1,600

1,400

1,200

1,000

800

600

400

200

0

Total Rx (000)

1Q 08

2Q 08

3Q 08

4Q 08

1Q 09

2Q 09

3Q 09

4Q 09

1Q 10

2Q 10

3Q 10

4Q 10

1Q 11

2Q 11

3Q 11

4Q 11

1Q 12

Source: IMS National Prescription Audit, Total Prescriptions March 2012

MediMedia Technologies, LLC Formulary Compass TM; Access includes Commercial & Medicare

Forest Pipeline

FY2013

aclidinium (COPD)

linaclotide (CC/IBSc)

FY2014

Namenda XR (Alzheimer’s Disease)

levomilnacipran (MDD)

cariprazine (schizophrenia and mania)

FY15 and Beyond

Bystolic / valsartan (Hypertension)

aclidinium / formoterol (COPD)

Viibryd (GAD)

cariprazine (Depression & Bipolar Disorder)

GRT-6005 (Chronic Pain)

azimilide (Anti-Arrhythmic)

TTP-399 (Diabetes)

Sales Rep High Driver of MD Adoption

Stated and Implied Importance in Making a Prescribing

Decision at Launch for Physicians

DTC Advertising

Sales Reps

Samples

Perceived Unmet Need

Coverage

Out-of-Pocket Cost

Pre-launch Awareness

Guidelines at Launch

Novel MOA

Expert Advocacy

Dosing

Manufacturer Credibility

Low implied importance

High implied importance

Low stated importance

High stated importance

Note: “Coverage” refers to whether a drug is covered by payers and restrictions placed on reimbursement; ‘Out-of-pocket cost’ refers to the co-pay cost to the patient

Note: ‘At launch’ refers to the influence each factor would have on a physician’s decision to adopt a drug immediately following its availability. The period of evaluation varies by respondent due to differences in adoption timing, but generally encompasses the first 3-12 months following launch ZS Associates 2012

What Do Doctors Really Want?

“Practical” Help, Survey Finds

Doctors also see a greater practical benefit

in meeting with sales reps…

“who are trained beyond their own product, and prepared for a serious discussion of multiple therapeutic options”.

Source: “What Physicians Want” Survey by Public’s Touchpoint Solutions and Sermo

Forest’s Value is in the Mix

Industry PCP Total Prescriptions by Therapeutic Area

Anti-Infectives 5%

Respiratory 5%

GI 5%

Pain 7%

CNS 11%

Other 39%

Cardiovascular 28%

Forest Product Line

Cardiovascular (3)

Bystolic

nebivolol/valsartan

azimilide

CNS (4)

Viibryd

Namenda/Namenda XR

Cariprazine

Levomilnacipran

Pain (2)

Savella

GRT-6005

GI (1)

linaclotide

Respiratory (3)

Daliresp

aclidinium

aclidinium/formoteral

Anti-Infectives (4)

Teflaro

ceftaroline/avibactam

ceftazidime/avibactam

BC3781

Source: IMS National Prescription Audit, 12 months ending March 2012

Significant Overlap Among PCPs in Different Therapeutic Areas SSRI 55% 3 Products 80% 2 Products 87% linaclotide COPD Beta blocker IMS Xponent 12 months, Ending April 2012

Forest - Diversifying “Geographically” Ex – US Canada Europe Latin America other US – Institutions Anti-infectives Respiratory Alzheimer’s Other

Average Uptake for Hospital INJ Antibiotics:

Slower Ramp and Longer Period

Avg Retail Uptake

Avg Hospital INJ Antibiotics Uptake

Percent of Peak Volume

0%

25%

50%

75%

100%

Months Post-Launch

M1

M12

M23

M34

M45

M56

M67

M78

M89

M100

Source: IMS NPA Prescriptions

IMS National Sales Perspectives

Forest’s Commercial Philosophy Look for efficiencies to build long term value Forest Laboratories, Inc.

Building the Future

A Focus On Our Products

& Therapeutic Categories

Forest Laboratories, Inc.

William Meury

Senior Vice President,

Global Commercial & US Marketing

Forest Laboratories, Inc.

Building the Future

A Focus on Our Products

& Therapeutic Categories

Forest Laboratories, Inc.

Cardiovascular	CNS	Pain	GI	Respiratory	Anti-Infectives
Bystolic	Viibryd	Savella	linaclotide	Daliresp	Teflaro
nebivolol/ valsartan	Namenda	GRT-6005		aclidinium	ceftaroline/ avibactam
azimilide	Namenda XR			aclidinium/ formoterol	ceftazidime/ avibactam
TTP-399	cariprazine				BC3781
	levomilnacipran

User Trends and Prescriptions

Are Strong

Cumulative Bystolic Prescribers

300,000 225,000 150,000, 75,000,

0

264,057

1/4/08

10/9/09

6/13/08

11/21/08

5/1/09

3/19/10

8/27/10

2/4/11

7/15/11

12/23/11

5/25/12

Over 5 Million Prescriptions

Prescriptions up 20% in 1st calendar quarter vs. prior year

550 530 510 490 470 450 430 410 390 370 350

Apr -11 May-11 June-11 Aug-11 Sep-11 Oct-11 Nov-11, Dec-11Jan-12 Feb-12 Mar-12 Apr-12 May 12

IMS NGps & IMS Xponent, updated through May 2012

Market for 1st /2nd Line is Larger

Patients receiving 3 or 4 anti-hypertensives of control BP

Position Bystolic Here!

26% 74%

Patients received 1 or 2 anti-hypertensives to control BP

Sources: Decision Resources (Pharamacor 2009); IMS/SDI (Custom) Hypertension Monthly Report, January 2012.

Bystolic is Being Used 1st or 2nd Line

Bystolic Line of Therapy

Difference in 1st and 2nd Line

4th Line 15%

3rd Line 27%

1st & 2nd Line 58%

Bystolic 4%

-1%

5% 4% 3% 2% 0% (1%) (2%)

Beta Blocker Market

Source: IMS Study Drug Order as Written, First Filled

11 Bystolic Clinical Studies

Over 4 Years

Study

Conclusion

1
2
3
4
5
6
7
8

9

10

11

Weiss/Greathouse

Lacourciere

Weiss

Neutel

Lacourciere

Weber

Saunders

Punzi

Registration

Registration

Lukic

Monotherapy

Monotherapy

Monotherapy Stage 2

Add on to ACE, ARB, HCTZ

Initial combination with ACE

Black patients

Hispanic patients

Younger and Older (+65)

Male and Female

<55 Years of Age Monotherapy

Cardiovascular
Bystolic
nebivolol/ valsartan
azimilide
TTP-399
CNS
Viibryd
Namenda
Namenda XR
cariprazine
levomilnacipran
Pain
Savella
GRT-6005
GI
linaclotide
Respiratory
Daliresp
aclidinium
aclidinium/ formoterol
Anti-Infectives
Teflaro
ceftaroline/ avibactam
ceftazidime/ avibactam
BC3781

Bystolic + valsartan

54.2MM Prescriptions

ARB + BB ARB + BB + HCT ARB + HCT

10MM Rx 15.9MM Rx 28.3MM Rx

$3.3B Annual Sales

Cardiovascular
CNS
Pain
GI
Respiratory
Anti-Infectives
Bystolic
nebivolol/ valsartan
azimilide
TTP-399
Viibryd
Namenda
Namenda XR
cariprazine
levomilnacipran
Savella
GRT-6005
linaclotide
Daliresp
aclidinium
aclidinium/ formoterol
Teflaro
ceftaroline/ avibactam
ceftazidime/ avibactam
BC3781

Namenda

Large User Base

173,000

129,750

86,500

43,250

0

173,000

MD Users

High Satisfaction Rate

7.0

6.0

5.0

4.0

3.0

2.0

1.0

0

5.1

5.1

5.0

Basic ADLs

Cognitive Decline

Quality of Life

Source: IMS XPO & Market Research

Once-Daily

NamendaXR

(memantine HCL) extended release capsules

TM

Once-Daliy

Namenda XR

(Memantine HCI)extended release capsules

Demonstrated effective with all ACHEI

Improvement in cognition, function, and behavior

AE consistent with Namenda

Once a day high dose formulation

TM

Viibryd is off to a Strong Start

Prescriptions

Market Share %

0

0.05

0.10

0.15

0.20

0.25

0.30

0.35

0.40

0.45

0.50

Jul-11

Sep-11

Nov-11

Jan-12

Mar-12

TM

May-12

0

10

20

30

40

50

60

70

80

90

100

Total Prescription Volume (000s)

TRx

Mkt Share

Overall volume up 20% since start of 2012

Source: IMS NGPS NPA, May 2012

Viibryd Prescribers are on the Rise

Prescribers Since Launch

Prescribers Since Launch

60,000 45,000 30,000 15,000 0

6/17/11 7/29/11 9/9/11 10/21/11 12/2/11 1/13/12 2/24/12 4/6/12 5/18/12

1,000 added/week

50,516

Source: IMS Xponent, Week ending 5/18/2012

Viibryd is off to a Strong Start

Physician Reported Use of Viibryd

4+ Line 17% 3rd Line 28% 1st Line 29% 2nd Line 26%

Source: Market Research

TM

Viibryd TM

LEVOMILNACIPRAN

Forest Laboratories, Inc.

Levomilnacipran

Dual Reuptake Inhibitor for Major Depressive Disorder (MDD)

200 million prescriptions written

Sales for antidepressants approximately $18B

Only 30–40% of patients on any achieve remission

Source: STAR-D and GYK, 2008

Levomilnacipran

Dual Reuptake Inhibitor for Major Depression Disorder (MDD)

Strong effect on the MADRAS

Significant effect on function

Acceptable adverse event profile

Source: STAR D and GIK, 2008

Market Positions for Levomilnacipran
Viibryd
levomilnacipran
1st line
2nd line
3rd line
Treatment Resistant
SSRIs
SNRIs
Wellbutrin
Anti-psychotics

CARIPARAZINE

Forest Laboratories, Inc.

Cariprazine: A Novel Next Step

D2/5HT

Antagonists

D2 Partial

Agonist

New D3/D2

Partial Agonist

Risperdal

Zyprexa

Seroquel

Geodon

Clozaril

Invega

Saphris

Fanapt

Latuda

Abilify

Cariprazine

Recent Launch Performance



40
30
20
10
0
Total Rx (000s)
Latuda #10
Saphris #8
Fanapt #9
M1
M3
M5
M7
M9
M11
M13
M15
M17
M19
M21
M23

Source: IMS NPA TRx, March 2012

Bipolar Depression and MDD Markets

Abilify – $5.3B 22% 26% 39% 13% Source: IMS NSP, MAT April 2012; NDTI, MAT April 2012

Note: “Others” includes Psychoses unspecified, autism, anxiety, OCD, domestic

Schizophrenia

Bipolar Disorder

Depression

Others

Seroquel/XR – $5.5B

29% 17% 41% 14%

Cardiovascular	CNS	Pain	GI	Respiratory	Anti-Infectives
Bystolic	Viibryd	Savella	linaclotide	Daliresp	Teflaro
nebivolol/ valsartan	Namenda	GRT-6005		aclidinium	ceftaroline/ avibactam
azimilide	Namenda XR			aclidinium/ formoterol	ceftazidime/ avibactam
TTP-399	cariprazine				BC3781
	levomilnacipran

CURRENT TREATMENTS

Forest Laboratories, Inc.

Linaclotide Provides Multi-symptom Relief

Linaclotide addresses constellation of symptoms in CC/IBSc

Relieve pain Relieve bloating and discomfort Improve bowel function

Two Important Sources of Business

Convert Rx and OTC markets

Prescription Market 24%

$2.2B

$7.0B

76% OTC Market (@ branded RX pricing)

Source: Market Research & IMS

Linaclotide for CC and IBSc

(MM)

CC

IBS-C

Total

Prevalence

26.0

13.2

39.2

Patients Seeking Care

7.9

7.6

15.5

Dissatisfied Patients (62-68%)

4.9

5.2

10.1

Satisfaction with current therapies is low

60-70% of patients seeking care are dissatisfied with current therapy

Lieborman Study, 2010

OTC Conversion Rates

40% 30% 20% 10% 0%

20% NSAIDs to Cox-2s

23% H2s to PPls

37% Sedating to Non-Sedating Antihistamines

Source: Kline OTC Sales Date

Linaclotide Post-launch

Promotional Effort

- +1,500 representatives

- 90,000 physicians

Major educational campaign directed to patients

Cardiovascular

Bystolic

Nebivolol/

Valsartan

Azimilide

TTP-399

CNS

Viibryd

Namenda

Namenda XR

Cariprazine

Levomilnacipran

Pain

Savella

GRT-6005

GI

Linaclotide

Respiratory

Daliresp

Aclidinium

Aclidinium/

Formoterol

Anti-infectives

Teflaro

Ceftaroline/

Avibactam

Ceftazidime/

Avibactam

BC3781

COPD Product Line

Aclildinium

LAMA

Acilidinium

/formoterol

LAMA/LABA

Daliresp

PDEIV Inhibitor

Efficacy

Moderate COPD

Severe COPD

Need for New Therapies

Patients are Still Experiencing Symptoms Despite Treatment

Overall PUD PCP

70% 53% 35% 18% 0% 55% 64% 46% 41% 52% 28%

Experiencing symptoms with monotherapy

Experiencing symptoms with combination Spiriva + ICS/LABA

Source: Forest Physician COPD Research GfK COPD Study, 2008

Percentage of Patients Requiring Treatment in the ED

30% 23% 15% 8% 0% 21% 27% 20%

AII MDs PUDs PCPs

Daliresp off to a Strong Start with Pulmonologists Overall volume up 42% since start of 2012

7,000 6,000 5,000 4,000 3,000 2,000 1,000 PUD Share 2.6% 2.1% 1.6% 1.1% 0.6% 0.1%-0.4%

PUD Market Share TRx

0 5/27/11 7/8/11 8/19/11 9/30/11 11/11/11 12/23/11 2/3/2012 3/16/12 4/27/12

Updated Weekly Data Week Ending May 2012

Daliresp off to a Strong Start

With Pulmonologists

Total PUD Users

5,000 3,750 2,500 1,250

0

504 1,070 1,580 1,990 2,369 2,715 3,033 3,306 3,577 3,811 4,031

Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May

Source: IMS Xponent, Week ending 5/25/2012

PCP DEVELOPMENT

Forest Laboratories, Inc.

PCP USAGE DOUBLES:

20,000 TO 40,000

Forest Laboratories,Inc.

44% Increase in Hospital

Using Daliresp

Hospitals Purchasing

1,800

1,575

1,350

1,125

900

675

450

225

0

1,198

+531 Hospitals

1,729

Before Hospital Launch

After Hospital Launch

Updated Weekly Data Week Ending May 11

ACLIDINIUM

Forest Laboratories, Inc.

Aclidinium

Long acting inhaled anti-cholinergic bronchodilator

Long residence time at M3 receptors and shorter residence time at the M2 receptors

Novel, multi-dose device, Genuair

Rapid effect on FEV1

Low incidence of side effects

Novel, easy to use inhaler

Aclidinium Promotional Effort

1,500 representatives

90,000 physicians

Sampling

Advertising

Peer to peer promotional programs

ACLIDINIUM-FORMOTEROL

Forest Laboratories, Inc.

Cardiovascular

Bystolic

Nebivolol/

Valsartan

Azimilide

TTP-399

CNS

Viibryd

Namenda

Namenda XR

Cariprazine

levomilnacipran

Pain

Savella

GRT-6005

GI

Linaclotide

Respiratory

Daliresp

aclidinium

aclidinium/

formoterol

Anti-infectives

Teflaro

ceftaroline/

avibactam

ceftazidime/

avibactam

BC3781

Teflaro



Purchasing Hospitals
Weekly Accounts Purchasing
1,500
1,125
750
375
0
W1
W6
W11
W16
W21
W26
W31
W36
W41
W46
W51
W56
W61
W66
W71
Weeks Post-Launch
Above Cubicin
Tygacil
Zyvox
TEFLARO
Doribax
Cubicin
Vibativ

IMS, Hospital Report, 2012

Teflaro
Days of Therapy
Weekly DOT
20,000
15,000
10,000
5,000
0
W1
W6
W11
W16
W21
W26
W31
W36
W41
W46
W51
W56
W61
W66
W71
Weeks Post-Launch
Above to Zyvox
Tygacil
Cubicin
Doribax
TEFLARO
Zyvox
Vibativ
IMS, Hospital Report, 2012

Teflaro
Has Demonstrated High Efficacy Rates in CABP & ABSSSI
Day 4 CABP
CABP
TEFLARO
69.5%
Ceftriaxone
59.4%
0%
20%
40%
60%
80%
100%
Day 3 ABSSSI
ABSSSI
TEFLARO
74.0%
Vanco/Aztreonam
66.2%
0%
20%
40%
60%
80%
100%
S. pneumoniae
100%
80%
60%
40%
20%
0%
85.7%
69.5%
TEFLARO
Ceftriaxone
MRSA
100%
80%
60%
40%
20%
0%
93.4%
94.3%
TEFLARO
Vanco/Aztreonam

Usage Patterns

40% 25%

30% 33%

20%

10%

0%

Percentage of 1st line Use

Emergency Department Use

100% 88%

75%

50%

25%

0%

Satisfaction

Source: Market Research

Teflaro Prescribing Intentions are High

Future Prescribing Expectation IDs and Internists

100% 2% 5%

75%

50% 98% 95%

25%

0%

Plan to initiate use of Teflaro for cSSSI (n=43) Plan to initiate use of Teflaro for CABP (n=43)

Source: Market Research

Forest Antibiotic Franchise

First Line – Empiric Therapy

Teflaro

ceftaroline/avibactam

ceftazidime/avibactam

“Workhorse antibiotic”

for cSSSI and CAP

Ceftaroline with ESBL

Coverage will expand use

of ceftaroline for more

severe infections

Excellent activity against

Gram- pathogens such

as pseudomonas

Gram-negative U.S. Market Share

Days of Therapy (non-retail)

Carbapenems

14%

Cephalosporins

13%

IV Quinolones

34%

Piperacillin/tazobactam

39%

IV Quinolones

Piperacillin/tazobactam

Cephalosporins

Carbapenems

Data Source: IMS NSP Non-retail grams (MAT April 2012) converted to days of therapy using AMR grams/DOT (MAT June 2011)

Defined market includes:

Piperacillin/tazobactam; IV Quinolones; Ciprofloxacin iv, levofloxacin iv; carbapenems; meropenem; imipenem/cilastatin, doripenem; cephalosporins: cefepime and ceftazidime

Cardiovascular	CNS	Pain	GI	Respiratory	Anti-Infectives
Bystolic	Viibryd	Savella	linaclotide	Daliresp	Teflaro
nebivolol/ valsartan	Namenda	GRT-6005		aclidinium	ceftaroline/ avibactam
azimilide	Namenda XR			aclidinium/ formoterol	ceftazidime/ avibactam
TTP-399	cariprazine				BC3781
	levomilnacipran

Building the Future

A Focus on Our Products

&Therapeutic Categories

Forest Laboratories, Inc.